UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2019

MICROBOT MEDICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19871	94-3078125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Recreation Park Drive, Unit 108

Hingham, Massachusetts 02043

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781)875-3605

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

On January 15, 2019, Microbot Medical Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited institutional investors (the “Purchasers”) providing for the issuance and sale by the Company to the Purchasers of an aggregate of 590,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a purchase price per share of $10.00 (the “Offering”). The gross proceeds to the Company will be $5.9 million. The closing of the Offering took place on January 17, 2019.

The net proceeds of the Offering to the Company are approximately $5.18 million, after deducting placement agent fees and other estimated offering expenses. The Company intends to use the net proceeds from this Offering for the continuous development of its SCS device for the treatment of hydrocephalus and NPH; to expand and develop additional applications deriving from its existing IP portfolio, including the potential addition of complementary assets to the CardioSert portfolio either through internal development, in-license or acquisition; and for working capital and other general corporate purposes.

On October 12, 2018, the Company entered into an engagement letter, as amended (the “Engagement Letter”), with H.C. Wainwright & Co., LLC (“Wainwright”), pursuant to which Wainwright agreed to serve as the exclusive placement agent for the issuance and sale of the securities pursuant to the Purchase Agreement. As compensation for its placement agent services in connection with this Offering, the Company paid Wainwright an aggregate cash fee equal to 7.0% of the gross proceeds received by the Company from the sale of the Shares, plus (a) a management fee equal to 1.0% of the gross proceeds; (b) a non-accountable expense allowance of $20,000 for this Offering, (c) $50,000 for fees and expenses of legal counsel for this Offering and (d) certain other reimbursement amounts payable. The Company has also issued to Wainwright or its designees warrants to purchase up to 5.0% of the aggregate number of Shares sold under the Purchase Agreement (collectively, the “Wainwright Warrant”), or up to 29,500 shares of Common Stock underlying the Wainwright Warrant issued in connection with this Offering. The Wainwright Warrant has a term of 3.5 years, is not exercisable for a period of six month following the issuance, and has an exercise price of $12.50 per share (equal to 125% of the Offering price per share). The Engagement Letter also includes indemnification obligations of the Company and other provisions customary for transactions of this nature.

The Shares (but not the Wainwright Warrant, or the shares of Common Stock issuable upon the exercise of the Wainwright Warrant) were offered and sold by the Company through a shelf registration statement on Form S-3 (File No.: 333-217076), which was initially filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2017 and declared effective by the SEC on April 14, 2017 and a prospectus supplement relating to the Offering filed with the SEC on January 17, 2019.

The Wainwright Warrant and the shares of Common Stock issuable upon exercise of the Wainwright Warrant are being offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder and similar exemptions under applicable state laws in reliance on the following facts: no general solicitation was used in the offer or sale of such securities; the recipients of the securities had adequate access to information about us, through pre-existing relationships or otherwise; and such securities were issued as restricted securities with restricted legends referring to the Securities Act. No such securities may be offered or sold in the United States in the absence of an effective registration statement or exemption from applicable registration requirements.

The foregoing descriptions of the Wainwright Warrant, the Purchase Agreement and the Engagement Letter do not purport to be complete and are qualified in their entirety by reference to the copy of each of the Form of Wainwright Warrant, Form of Purchase Agreement and the Engagement Letter, which are attached hereto as Exhibits 4.1, 10.2, and 10.1, respectively, and which are incorporated herein by reference.

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 3.02 Unregistered Sale of Equity Securities

The information under Item 1.01 of this Current Report on Form 8-K regarding the Wainwright Warrant and the shares of Common Stock issuable upon exercise of the Wainwright Warrant is incorporated herein by reference.

Item 8.01. Other Events.

On January 15, 2019, the Company issued a press release announcing the Offering, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Wainwright Warrant.
5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
10.1	Engagement Letter, dated as of October 12, 2018, by and between Microbot Medical Inc. and H.C. Wainwright & Co., LLC (incorporated by reference to the Registrant’s Current Report on Form 8-K filed on January 15, 2019).
10.2	Form of Securities Purchase Agreement, dated as of January 15, 2019, by and among Microbot Medical Inc., and the Purchaser named therein.
23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.1).
99.1	Press Release dated January 15, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROBOT MEDICAL INC.

/s/ Harel Gadot
Harel Gadot
Chairman, President and Chief Executive Officer

Date: January 17, 2019

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	Form of Wainwright Warrant.
5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
10.1	Engagement Letter, dated as of October 12, 2018, by and between Microbot Medical Inc. and H.C. Wainwright & Co., LLC (incorporated by reference to the Registrant’s Current Report on Form 8-K filed on January 15, 2019).
10.2	Form of Securities Purchase Agreement, dated as of January 15, 2019, by and among Microbot Medical Inc., and the Purchaser named therein.
23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.1).
99.1	Press Release dated January 15, 2019.